UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2025

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure included in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 29, 2025, Ondas Networks Inc. (“Networks”), a subsidiary of Ondas Holdings Inc., entered into that certain Letter Agreement, by and among Networks and the signatories thereto, pursuant to which the maturity date of each of the Notes (as defined below) was amended to January 15, 2026.

As previously disclosed, (i) on July 8, 2024 and July 23, 2024, Charles & Potomac Capital, LLC (“C&P”) purchased convertible notes, as amended, from Networks in the aggregate original principal amount of $700,000 and $800,000, respectively (the “July 2024 Notes”), (ii) on September 3, 2024, C&P entered into that certain Security Note Agreement, as amended, by and among Networks, as borrower, and C&P, as lender, pursuant to which C&P loaned Networks $1.5 million (the “Secured Note”), (iii) on November 13, 2024, Networks entered into that certain Securities Purchase Agreement, by and between Networks and a private investor group, pursuant to which the private investor group purchased secured convertible promissory notes, as amended, from Networks in the aggregate amount of $2.07 million (the “November Notes”), and (iv) on January 15, 2025, Networks entered into that certain Securities Purchase Agreement, by and between Networks and a private investor group, pursuant to which the private investor group purchased secured convertible promissory notes, as amended, from Networks in the aggregate amount of $2.93 million (the “January Notes,” together with the July 2024 Notes, the Secured Note and the November Notes, the “Notes”).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2026	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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